:PLL ARBN 647 286 360 :PLL February 22, 2024 EARNINGS PRESENTATION FULL YEAR 2023 : PLL : PLL DISCLAIMERS Forward Looking Statements This presentation contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development, construction and production activities of Sayona Mining, Atlantic Lithium and Piedmont Lithium; current plans for Piedmont’s mineral and chemical processing projects; Piedmont’s potential acquisition of an ownership interest in Ewoyaa; and strategy. Such forward-looking statements involve substantial and known and unknown risks, uncertainties and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont, Sayona Mining or Atlantic Lithium may be unable to commercially extract mineral deposits, (ii) that Piedmont’s, Sayona Mining’s or Atlantic Lithium’s properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont’s ability to obtain required capital to execute its business plan, (v) Piedmont’s ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to Piedmont’s projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Sayona Mining or Atlantic Lithium, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, and (xiv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Australian Securities Exchange, including Piedmont’s most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this presentation and actual events, results, performance and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities.

: PLL : PLL DISCLAIMERS Non-GAAP Measures Non-GAAP financial metrics such as “Adjusted Net Income,” “Adjusted Diluted Earnings Per Share,” “EBITDA,” “Adjusted EBITDA,” and “Adjusted EBITDA Margin” are used throughout the presentation to provide additional information on business performance. The non-GAAP financial measures presented do not have any standard meaning prescribed by GAAP and may differ from similarly-titles measures used by other companies. However, we present these measures in this press release because we believe these non-GAAP financial measures provide useful means of evaluating and understanding how our management evaluates our financial condition and results of operations. A reconciliation of Non-GAAP metrics to statutory financial metrics is provided in Non-GAAP Measures section. Throughout this presentation, amounts may not sum due to rounding. : PLL : PLL CORPORATE SNAPSHOT KEITH PHILLIPS MICHAEL WHITE PATRICK BRINDLE ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

: PLL : PLL PIEDMONT DEVELOPMENT PIPELINE Aligning near-term upstream production with long-term value creation MICHAEL WHITE EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER FINANCIALS

: PLL : PLL $39.8 $5.7 ($1.14)43.2 $71.7 ($1.64) FY2023 FINANCIAL HIGHLIGHTS $920 $789 : PLL : PLL 2023 REVENUE ▪ ▪ ▪ ▪ ▪ Q4’23 Revenue impacted by adjustment for provisional revenue recorded in Q3’23

: PLL : PLL PIEDMONT SHIPMENTS Timing of shipment price reporting ▪ ▪ ▪ ▪ ▪ ▪ ▪ : PLL : PLL SOURCES AND USES OF CASH

: PLL : PLL 2024 OUTLOOK : PLL : PLL SUPPLY AGREEMENTS ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Ramping deliveries under supply agreements in 2024; reduced volatility vs. spot shipments

OPERATIONS AND PROJECTS UPDATE PATRICK BRINDLE EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER : PLL : PLL 2023 OPERATIONAL RESULTS SUMMARY

: PLL : PLL NORTH AMERICAN LITHIUM RESTART ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Ramp continues to progress; record recovery, utilization and production in December : PLL : PLL NAL - OPTIMIZATION EFFORTS ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Progressing final restart construction activities and implementing controls upgrades; reviewing cost structure

: PLL : PLL GHANA Advancing the Ewoyaa Project ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ : PLL : PLL CAROLINA LITHIUM Planned fully-integrated 30,000 tpy LiOH operation 100% owned by Piedmont Lithium ▪ ▪ ▪ ▪ ▪

: PLL : PLL TENNESSEE LITHIUM 100% owned by Piedmont Lithium ▪ ▪ ▪ ▪ MARKETS AND FUNDING KEITH PHILLIPS PRESIDENT & CHIEF EXECUTIVE OFFICER

: PLL : PLL Prices have settled near current levels LITHIUM MARKETS : PLL : PLL MARKET OUTLOOK Demand growth remains strong; low prices increase risk to future supply

: PLL : PLL Futures market in contango; NAL offtake price ceiling drives attractive economics when prices rise LEVERAGED TO LITHIUM PRICES : PLL : PLL WHAT IS DRIVING GROWING DEMAND?

: PLL : PLL SUPPLY CHAIN DEVELOPMENTSUPPLY CHAIN DEVELOPMENT U.S. battery plants expected to require ~40x1 current U.S. lithium hydroxide capacity : PLL : PLL ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Prudent cash management during period of heightened price volatility COST SAVINGS ACTIONS

: PLL : PLL ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ Evaluating project finance options with a view to minimizing dilution to Piedmont shareholders FUNDING OUR GROWTH : PLL : PLL Piedmont offers scale, diversification, downstream integration, and current production PEER BENCHMARKING

Q&A APPENDIX

: PLL : PLL Q1 2024 INVESTOR RELATIONS EVENTS NON-GAAP RECONCILIATIONS

: PLL : PLL DEFINITIONS OF NON-GAAP MEASURES NON-GAAP MEASURES DESCRIPTION : PLL : PLL ADJUSTED NET INCOME (LOSS) Net income (loss) attributable to Piedmont stockholders is reconciled to adjusted net income (loss)

: PLL : PLL ADJUSTED NET INCOME (LOSS) Net income (loss) attributable to Piedmont stockholders is reconciled to adjusted net income (loss) : PLL : PLL EBITDA AND ADJUSTED EBITDA Net income (loss) attributable to Piedmont stockholders is reconciled to EBITDA and adjusted EBITDA

: PLL : PLL PEER PROJECT NOTES :PLL ARBN 647 286 360 :PLL FULL YEAR 2023 EARNINGS PRESENTATION